Exhibit 10.1a


                                                              ____________, 2000


Capital Resource Group One, LLC
650 E. Carmel Drive
Suite 150
Carmel, Indiana  46032


Gentlemen:

     This letter is to set forth the understanding among Capital Resource Group One, LLC, originator of the Trust, as hereinafter defined ("Capital"), United Funds, LLC, an affiliate of Capital ("United"), and Pryor, Counts & Co., Inc. (the "Placement Agent") with respect to the offering of up to $150,000,000 principal amount of [ %] and [ %] Insurance Settlements Assets Backed Certificates (the "Certificates") to be issued by the Insurance Settlements Funding Trust 2000 (the "Trust"). Capital has engaged the Placement Agent to represent Capital as agent for the purpose of selling the Certificates pursuant to a Prospectus dated ____________, 2000 (the "Prospectus"), upon the terms set forth below:

1. Employment of the Placement Agent.


     (a) Subject to the terms and conditions hereinafter set forth, Capital hereby retains the Placement Agent as its agent, commencing on the date hereof, until ____________, 2001 (the "Offering Period"), for the purpose of offering and selling up to $150,000,000 principal amount of Certificates as provided in this Agreement and in the Registration Statement and Prospectus on a best-efforts basis. Although the Placement

Agent agrees to use its best effort to sell such principal amount of Certificates as Capital's agent, it is expressly understood and agreed that the Placement Agent will not purchase any of the Certificates.

     (b) As compensation for the services rendered by the Placement Agent hereunder, Capital shall pay the Placement Agent a fee equal to three and one-half percent (3.5%) of the principal amount of subscriptions for the Certificates obtained by the Placement Agent (the "Placement Agent's Fee"). In addition, Capital will grant to the Placement Agent a right entitling the Placement Agent to receive up to 2.75% and 10% of the assets, respectively, if any, remaining in Tranche I and Tranche II of the Trust, respectively, after all interest and principal payments have been made to Certificateholders.

     (c) All funds received from subscribers for Certificates shall be deposited into an escrow account established by Capital with the Bank of New York (the "Escrow Agent") pursuant to an Escrow Agreement dated ____________, 2000, (the "Escrow Agreement"). All subscriber's checks shall be made payable to "THE BANK OF NEW YORK ESCROW ACCOUNT FOR INSURANCE SETTLEMENTS FUNDING TRUST 2000" and upon receipt by the Placement Agent and/or other participating broker/dealers, will be transmitted directly to the Escrow Agent by noon of the following business day. Capital shall direct the Escrow Agent, pursuant to the Escrow Agreement, to remit to the Placement Agent, the Placement Agent's Fee due to the Placement Agent at each Closing Date (as hereinafter defined).

                                      (2)

     (d) If subscriptions for at least $20,000,000 face amount of Certificates are not paid to Capital during the first ninety (90) days of the Offering Period (subject to Capital's option to extend that period for thirty (30) days), Capital shall direct the Escrow Agent, pursuant to the Escrow Agreement, to promptly refund in full to the subscribers all funds deposited with the Escrow Agent pursuant to the Escrow Agreement, with interest thereon. In such event, neither party hereto shall have any liability to the other hereunder.

     (e) The closing of the sale of the Certificates placed by the Placement Agent shall take place in one or more partial closings, the last date or dates on which each such closing occurs being herein called a Closing Date. Certificates, registered in such names as shall be provided for in the agreements signed and delivered to the Placement Agent by the subscribers for the Certificates, shall be delivered to the Placement Agent at each closing. Capital shall permit the Placement Agent to examine and package such Certificates for delivery at least one (1) full business day prior to each Closing Date.

     (f) It is understood and agreed that Capital, in its sole discretion, may terminate the offering of the Certificates at any time.

     2. Representations and Warranties of Capital.

     Capital represents and warrants to the Placement Agent as follows:

     (a) Capital has been duly incorporated and is validly existing as a company in good standing under the laws of Delaware with the corporate power and authority to own its properties and conduct its business as described in the Prospectus and Registration Statement.

                                      (3)

     (b) United has been duly incorporated and is validly existing as a company in good standing under the laws of Delaware with the corporate power and authority to own its properties and conduct its business as described in the Prospectus and Registration Statement.

     (c) The Registration Statement and Prospectus, and any amendments of supplements thereto, as of the date hereof, and at all subsequent times through the termination of the offering (as defined in the Registration Statement and Prospectus), shall in all material respects conform to all applicable provisions of the Securities Act of 1933, as amended (the "Act"), the rules and regulations promulgated thereunder (the "Rules and Regulations"), and the state securities laws of each jurisdiction in which an offeree resides (the "State Acts"), and shall not contain any untrue statement of material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading. As used in this Agreement, "Registration Statement" refers to and means the Registration Statement on Form S-1 (File No. 333-90439) with respect to the Certificates and all amendments thereto; "Prospectus" refers to and means the Prospectus included in the Registration Statement before it is declared effective by the Securities and Exchange Commission.


     (d) This Agreement is a legal, valid, and binding obligation of Capital and United, enforceable against Capital and United in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, and other laws affecting the rights of creditors, or by general principles of

                                      (4)
equity and except as rights to indemnity and contribution hereunder may be limited by applicable law.

     (e) Except as disclosed in the Registration Statement and Prospectus, Capital has no knowledge of any existing violation by Capital or United of any federal or state law, statutes, ordinance, regulation, or order that would have material adverse effect on the ability of Capital to conduct the offering of the Certificates or the ability of Capital or United to perform its obligations under this Agreement.

     3. Covenants of Capital.

                      Capital covenants with the Placement Agent as follows:

     (a) To make no amendment or supplement to the Registration Statement or Prospectus of which the Placement Agent has not been furnished with a copy prior to the use thereof, or to which the Placement Agent shall reasonably object in writing; to advise the Placement Agent promptly of the issuance of any stop order or any similar order by the Securities and Exchange Commission or state securities commission or agency or the suspension of the qualification of the Certificates for sale in any state.

     (b) To furnish to the Placement Agent without charge copies of the Registration Statement and Prospectus, including all exhibits thereto, and all amendments and supplements to any such documents, in each case as soon a available and in such reasonable quantities as the Placement Agent may from time to time request.

     (c) To take all necessary action, and furnish to whomever the Placement Agent may direct such proper information as may lawfully be required to qualify the Certificates for offering and sale under such of the State Acts which the


                                       (5)

Placement Agent may reasonably request; provided however, that Capital shall not be required in connection therewith, as a condition thereof, to qualify as a foreign corporation in any jurisdiction, or subject itself to taxation as doing business in any such jurisdiction.

     (d) If any event shall have occurred as a result of which the Registration Statement or Prospectus, as then amended or supplemented, would include any untrue statement of a material fact, or omit to state any material fact necessary in order to make the statements therein not misleading, Capital shall immediately notify the Placement Agent of such event, shall promptly prepare a supplement or amendment to the Registration Statement and Prospectus which will correct such statement or omission, and shall furnish the Placement Agent without charge as many copies of such supplement or amendment as the Placement Agent may from time to time reasonably request.

     4. Expenses.

     Capital shall pay all costs and expenses incident to the performance of the obligations of Capital hereunder, including the fees and expenses of Capital's counsel, the cost and expenses incident to the preparation and duplication of the Registration Statement and Prospectus as amended or supplemented, and the costs incurred in connection with the qualification of the offer and sale of the Certificates under the State Acts or the securing of exemptions from such qualification.


     5. Representations and Warranties of the Placement Agent.

     The Placement Agent hereby represents and warrants that:


                                      (6)

          (a) The Placement Agent is a member in good standing of the National Association of Securities Dealers, Inc. ("NASD") and registered as a broker/dealer with the Securities and Exchange Commission, and has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of New York with the corporate power and authority to own its properties and conduct is business.

          (b) The Placement Agent will, in connection with the offer and sale of the Certificates and in the performance of its duties and obligations under this Agreement, comply with the applicable requirements of the Act, the Securities Exchange Act of 1934, the State Acts of states in which the Certificates are offered and sold, the rules and regulations of the NASD, and any applicable rules and regulations issued under said Acts, regulations and laws.

          (c) The undersigned has the power and authority to execute and deliver this Agreement; and when so executed and delivered shall be a legal, valid and binding obligation of the Placement Agent, enforceable against the Placement Agent in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, and other laws affecting the rights of creditors, or by general principles of equity and except as rights to indemnify and contribution hereunder may be limited by applicable law.


          (d) Except as disclosed in the Registration Statement and Prospectus, the Placement Agent has no knowledge of any existing violation by the Placement Agent of any federal or state law, statute, ordinance, regulation, or order that would have a

                                      (7)
     material adverse effect on the ability of the Placement Agent to conduct the offering of the Certificates or the ability of the Placement Agent to perform its obligations under this Agreement.


     6. Conditions to the Obligations of the Placement Agent.

     The Placement Agent's obligations as provided herein shall be subject, in the Placement Agent's reasonable discretion, to the accuracy of the representations, warranties, and covenants of Capital herein contained as of the date hereof and as of each Closing Date, to the performance by Capital and United of their respective obligations hereunder to be performed, and to the following additional conditions:

          (a) All proceedings and related matters in connection with the organization of the Trust and the authorization of the issue, sale and delivery of the Certificates shall be reasonably satisfactory to the Placement Agent, and the Placement Agent shall have been furnished with such papers and information as it may reasonably have requested in this connection.

          (b) During the offering term, no order suspending the sale of the Certificates and no proceedings for that purpose shall have been instituted, or to Capital or United's knowledge, shall be contemplated.

          (c) Capital shall furnish the Placement Agent, an opinion of Capital's counsel, satisfactory to the Placement Agent, setting forth the manner in which the offer and sale of the Certificates may be made under the State Acts.

                                       (8)

7.       Indemnification.

     (a) Capital and United, jointly and severally, shall indemnify and hold harmless the Placement Agent and each person, if any, who controls the Placement Agent within the meaning of the Act, an each of their respective officers, directors, employees, agents, successors and assigns, (individually, an "Indemnitee," and collectively, the "Indemnitees") against any all losses, claims, damages, liabilities, costs, and expenses (including but not limited to reasonable attorneys' and expert's fees and all expenses reasonably incurred in investigating, preparing, or defending against any litigation, commenced or threatened, or any claim) to which each Indemnitee may become subject, under the Act or otherwise, insofar as such losses, claims, damages, liabilities, costs, and expenses (including but not limited to reasonable attorneys' and expert's fees and all expenses reasonably incurred in investigating, preparing, or defending against any litigation, commenced or threatened, or any claim), or actions in respect thereto, arise, directly or indirectly, out of or are based upon any breach of this Agreement by Capital, any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement and Prospectus, or any amendment or supplement thereto, any omission or alleged omission in the Registration Statement or Prospectus of a material fact required to be stated therein or necessary to make the statements therein not misleading, or the representation by the Placement Agent of Capital in selling the Certificates. Capital and United shall reimburse each Indemnitee for any legal or other expenses incurred by such Indemnitee in connection with investigating or defending any such loss, claim, damages, liability, cost, expense or

                                       (9)
action. A person who controls the Placement Agent shall be covered by the indemnity agreement in this Section 7(a) for all such losses, claims, damages, liabilities, and expenses, irrespective of whether they are based on Section 15 of the Act. This indemnity agreement shall be in addition to any liability which the Capital or United may otherwise have.

     (b) Promptly after receipt by an Indemnitee under this Section 7 of notice of the commencement of any action, such Indemnitee shall, if a claim in respect thereof is to be made against an indemnifying party under this Section 7, notify the indemnifying part of the commencement thereof; but the omission to so notify the indemnifying party shall not relieve it from any liability under this
Section 7. In case any such action is brought against any Indemnitee, and it notifies an indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, assume the defense thereof, with counsel who shall be to the reasonable satisfaction of such Indemnitee of it elects to assume the defense thereof, the indemnifying party shall not be liable to such Indemnitee under this Section 7 for any legal or other expenses subsequently incurred by such Indemnitee in connection with the defense thereof other than reasonable costs of investigation.

     (c) If the indemnification of an Indemnitee under Paragraph 7(a) is for any reason held to be unavailable from Capital or United, the Placement Agent shall contribute to the aggregate losses, claims, damages and liabilities (including any investigation, legal and other expenses incurred in connection with, and any amount paid
                                      (10)
in settlement of, any action, suit or proceeding or any claim asserted, but after deducting any contribution received by Capital or United from persons other than the Placement Agent, Capital or United who may also be liable for contribution, Capital and United hereby agree to seek contribution from such persons) to which Capital or United and the Placement Agent may be subject in such proportion that the Placement Agent's Fee bears to the gross proceeds from the sale of the Certificates and Capital and United shall be responsible for the balance; provided, however, that (i) in no case shall the Placement Agent be responsible for any amount in excess of the Placement Agent's Fee and (ii) no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purpose of this Subparagraph
(c), each Indemnitee, if any, who controls the Placement Agent, within the meaning of the Act shall have the same rights to contribution as such Placement Agent; and each person, if any, who controls Capital or United within the meaning of the Act, each officer of Capital and United, and each director of Capital and United shall have the same rights to contribution as Capital and United, subject in each case to clause (i) and (ii) of this Subparagraph (c). Any party entitled to contribution will, promptly after receipt of notice of commencement of any action, suit, or proceeding against such party in respect of which a claim for contribution may be made against another party or parties under this Subparagraph (c), notify such party or parties from whom contribution may be sought, but the omission to so notify such part or parties shall not relieve the party or parties from whom contribution may be sought from any other obligation it or they may have hereunder or otherwise than


                                      (11)
under this Subparagraph (c). No party shall be liable for contribution with respect to any action or claim settled without its consent.

     8. Effective Date and Termination.

     This Agreement shall be effective upon execution hereof.

     Until the Final Closing Date, and subject to the further provisions hereof, this Agreement may be terminated by the Placement Agent at is option by giving notice to Capital and to its counsel if (a) Capital materially fails to fulfill it obligations hereunder; or (b) the Placement Agent learns of any material misrepresentations made by Capital herein.


     9. Representations and Indemnities to Survive Delivery.

     The respective indemnities, agreements, representations, warranties, covenants, and other statements of Capital, United and the Placement Agent set forth in or made pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation made by or on behalf of the Placement Agent, Capital, United or any controlling person of any of the Placement Agent or Capital or United, and shall survive closing, delivery of, and payment for the Certificates.

     10. Effect of Termination of Agreement.

     If this Agreement shall be terminated pursuant to the provisions of Subparagraph 1(d) or (f), Paragraph 6 or Paragraph 8 hereof, Capital and United shall then be under no liability to the Placement Agent, except for sales of Certificates already placed by the Placement Agent and the expenses, if applicable, referred to in Paragraph 4 hereof and the indemnities and rights of contribution provided for in Paragraph 7 hereof,


                                       (12)
and the Placement Agent shall have no liability to Capital or United, except for the right of contribution contained in Paragraph 7 hereof.

     11. Notices.

     All statements, requests, notices, and agreements hereunder shall be in writing, or by telegraph if promptly confirmed in writing, and, if to the Placement Agent, shall be sufficient in all respects if delivered or sent by registered or certified mail, return receipt requested, postage prepaid, to the Placement Agent at Pryor, Counts & Co., Inc., 1515 Market Street, Suite 819, Philadelphia, Pennsylvania 19103, and, if to Capital, shall be sufficient in all respects if delivered or sent by registered or certified mail, return receipt requested, postage prepaid in care of Capital at 650 E. Carmel Drive, Suite 150, Carmel, Indiana 46032, or in each case to such other address as the person to be notified may have requested in writing.

     12. Successors.

     This Agreement shall be binding upon and insure solely to the benefit of the Placement Agent and Capital and United, and, to the extent provided in Paragraph 8, the Indemnitees and the controlling persons, officers and directors of Capital and United, and their respective heirs, successors, representatives, and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement. No purchaser of any of the Certificates shall be construed a successor, representative, or assign by reason merely of such purchase.

                                      (13)

     13. Applicable Law.

     This Agreement shall be construed and enforced in accordance with the laws of the Commonwealth of Pennsylvania and to the extent that it may involve any United States statute, with the laws of the United States.

     14. Entire Agreement.

     This Agreement constitutes the entire agreement between the parties and no amendment, change, modification, or alteration of this Agreement shall be valid until it is in writing and signed by the parties hereto.

     If the foregoing sets forth your understanding with respect to the agreement between Capital and the Placement Agent, please sign all three copies of this

                                      (14)
letter in the space provided below for that purpose, whereupon this letter shall constitute a binding agreement between us.

                                        Sincerely,

                                        PRYOR, COUNTS & CO., INC.


                                        By:
                                           -------------------------------------
                                        Name:
                                            ------------------------------------
                                        Title:
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                                        Date:
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                                        CAPITAL RESOURCE GROUP ONE, LLC

                                        By:
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                                        Name:
                                            ------------------------------------
                                        Title:
                                              ----------------------------------
                                        Date:
                                             -----------------------------------


                                        UNITED FUNDS, LLC

                                        By:
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                                        Name:
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                                        Title:
                                              ----------------------------------
                                        Date:
                                             -----------------------------------


                                      (15)